UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

AB GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.19

SEMI-ANNUAL REPORT

AB GLOBAL REAL ESTATE INVESTMENT FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Real Estate Investment Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 1

SEMI-ANNUAL REPORT

July 10, 2019

This report provides management’s discussion of fund performance for AB Global Real Estate Investment Fund for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is total return from long-term growth of capital and income.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB GLOBAL REAL ESTATE INVESTMENT FUND[1]

Class A Shares	7.20%	7.53%

Class B Shares[2]	6.72%	6.62%

Class C Shares	6.78%	6.71%

Advisor Class Shares[3]	7.24%	7.80%

Class R Shares[3]	6.99%	7.15%

Class K Shares[3]	7.10%	7.49%

Class I Shares[3]	7.37%	7.87%

Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	6.48%	7.53%

FTSE EPRA/NAREIT Developed RE Index (gross)	7.03%	8.51%

MSCI World Index (net)	1.40%	-0.29%

S&P 500 Index	0.74%	3.78%

Performance returns for the FTSE EPRA/NAREIT Developed RE Index are shown both net and gross of withholding taxes on dividends. More specifically, net performance returns are calculated applying dividend withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties; gross performance returns do not take into account such dividend withholding taxes.

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2019, by 0.02% and 0.02%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index, for the six- and

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12-month periods ended May 31, 2019. The table also includes a comparison to the global equity market, as represented by the Morgan Stanley Capital International (“MSCI”) World Index (net), and a comparison to the overall US stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index.

For the six-month period, all share classes of the Fund outperformed the primary benchmark, before sales charges. Sector selection contributed, relative to the benchmark, benefiting primarily from an underweight to the retail sector, which was partially offset by an overweight to the lodging sector. Stock selection contributed, with the largest contribution from the diversified sector; however, stock selection in the residential sector detracted.

For the 12-month period, Class B, C, R and K shares underperformed the primary benchmark, while Class A performed in line, and Advisor Class and Class I outperformed, before sales charge. Sector selection was weakened by an underweight to health care and an overweight to the diversified sector, which detracted, while an underweight to the retail sector contributed. Stock selection contributed, mainly within the retail sector, while selection in the industrial/office sector took back some of these gains.

The Fund utilized derivatives in the form of foreign currency forwards for hedging and investment purposes, which detracted from absolute returns for both periods. The Fund’s performance was not impacted by leverage during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Real estate markets rose during both periods ended May 31, 2019, reflecting ongoing global growth and monetary policy accommodation. The FTSE EPRA/NAREIT Developed RE Index (net) finished the 12-month period up 7.53%. Global equities, as measured by the MSCI World Index, declined 0.29% during the same period.

Real estate fundamentals were stable in most regions. In Australia, demand for office and industrial space remained strong, though the residential market weakened. In Japan, property markets were healthy, especially for the Tokyo office market. In the UK, London office values were stable, but the retail sector faced both cyclical and structural headwinds. In continental Europe, property values in the German residential market continued to rise, though regulatory risks have increased. In the US, most segments of the property market were characterized by balanced fundamentals. In the industrial sector, growth in e-commerce retailing supported ongoing demand growth, which resulted in high occupancy levels and strong rent growth.

The Fund’s Senior Investment Management Team finds attractive opportunities across a wide range of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 3

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may invest from time to time in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE® EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.53%	2.98%

5 Years	5.51%	4.60%

10 Years	10.60%	10.13%

CLASS B SHARES

1 Year	6.62%	2.62%

5 Years	4.65%	4.65%

10 Years[1]	9.90%	9.90%

CLASS C SHARES

1 Year	6.71%	5.71%

5 Years	4.72%	4.72%

10 Years	9.79%	9.79%

ADVISOR CLASS SHARES[2]

1 Year	7.80%	7.80%

5 Years	5.76%	5.76%

10 Years	10.90%	10.90%

CLASS R SHARES[2]

1 Year	7.15%	7.15%

5 Years	5.18%	5.18%

10 Years	10.30%	10.30%

CLASS K SHARES[2]

1 Year	7.49%	7.49%

5 Years	5.49%	5.49%

10 Years	10.65%	10.65%

CLASS I SHARES[2]

1 Year	7.87%	7.87%

5 Years	5.86%	5.86%

10 Years	11.02%	11.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.36%, 2.16%, 2.11%, 1.11%, 1.70%, 1.39% and 1.04% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.26%

5 Years	4.59%

10 Years	10.39%

CLASS B SHARES

1 Year	2.95%

5 Years	4.65%

10 Years[1]	10.18%

CLASS C SHARES

1 Year	6.05%

5 Years	4.71%

10 Years	10.05%

ADVISOR CLASS SHARES[2]

1 Year	8.07%

5 Years	5.76%

10 Years	11.17%

CLASS R SHARES[2]

1 Year	7.49%

5 Years	5.16%

10 Years	10.56%

CLASS K SHARES[2]

1 Year	7.84%

5 Years	5.49%

10 Years	10.90%

CLASS I SHARES[2]

1 Year	8.22%

5 Years	5.85%

10 Years	11.28%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2018	Ending Account Value 5/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,072.00	$7.08	1.37%
Hypothetical**	$1,000	$1,018.10	$6.89	1.37%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 12/1/2018	Ending Account Value 5/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class B
Actual	$1,000	$1,067.20	$11.24	2.18%
Hypothetical**	$1,000	$1,014.06	$10.95	2.18%
Class C
Actual	$1,000	$1,067.80	$10.98	2.13%
Hypothetical**	$1,000	$1,014.31	$10.70	2.13%
Advisor Class
Actual	$1,000	$1,072.40	$5.79	1.12%
Hypothetical**	$1,000	$1,019.35	$5.64	1.12%
Class R
Actual	$1,000	$1,069.90	$8.82	1.71%
Hypothetical**	$1,000	$1,016.40	$8.60	1.71%
Class K
Actual	$1,000	$1,071.00	$7.23	1.40%
Hypothetical**	$1,000	$1,017.95	$7.04	1.40%
Class I
Actual	$1,000	$1,073.70	$5.43	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $142.0

1

All data are as of May 31, 2019. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” industry type weightings represent 0.6% or less in the following industries: Construction Materials, Diversified Banks, Homebuilding, Leisure Facilities and Thrifts & Mortgage Finance.

3	“Other” country weightings represent 0.6% or less in the following countries: China, India, Israel, Mexico and Portugal.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Prologis, Inc.	$5,581,976	3.9%

Mitsui Fudosan Co., Ltd.	4,170,042	2.9

Vonovia SE	3,852,331	2.7

Simon Property Group, Inc.	3,247,959	2.3

Digital Realty Trust, Inc.	3,177,263	2.2

Sun Hung Kai Properties Ltd.	3,071,263	2.2

Essex Property Trust, Inc.	2,975,748	2.1

Alexandria Real Estate Equities, Inc.	2,847,675	2.0

HCP, Inc.	2,759,404	2.0

CK Asset Holdings Ltd.	2,739,366	1.9

	$34,423,027	24.2%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Real Estate – 95.0%
Diversified Real Estate Activities – 8.9%
City Developments Ltd.	198,500	$1,190,473
Mitsubishi Estate Co., Ltd.	85,600	1,570,171
Mitsui Fudosan Co., Ltd.	172,600	4,170,042
New World Development Co., Ltd.	834,000	1,233,016
Sumitomo Realty & Development Co., Ltd.	19,300	709,665
Sun Hung Kai Properties Ltd.	194,000	3,071,263
UOL Group Ltd.	130,600	643,312

		12,587,942

Diversified REITs – 7.4%
Armada Hoffler Properties, Inc.	88,565	1,461,323
Empire State Realty Trust, Inc. – Class A	76,100	1,168,896
Essential Properties Realty Trust, Inc.	68,570	1,457,798
Fibra Uno Administracion SA de CV	263,340	336,855
GPT Group (The)	524,550	2,098,647
H&R Real Estate Investment Trust	50,770	856,434
Hulic Reit, Inc.	442	732,785
Kenedix Office Investment Corp. – Class A	59	406,390
Merlin Properties Socimi SA	61,715	820,900
Mirvac Group	583,240	1,229,078

		10,569,106

Health Care REITs – 5.7%
Assura PLC	691,443	560,335
HCP, Inc.	87,020	2,759,404
Medical Properties Trust, Inc.	109,430	1,945,665
Omega Healthcare Investors, Inc.	57,970	2,064,891
Physicians Realty Trust	38,770	709,879

		8,040,174

Hotel & Resort REITs – 3.7%
Japan Hotel REIT Investment Corp.	2,209	1,790,261
Park Hotels & Resorts, Inc.	67,930	1,876,227
RLJ Lodging Trust	92,520	1,588,568

		5,255,056

Industrial REITs – 9.0%
Goodman Group	122,000	1,134,974
Nippon Prologis REIT, Inc.	492	1,070,421
Prologis, Inc.	75,770	5,581,976
Rexford Industrial Realty, Inc.	29,400	1,111,320
Segro PLC	162,356	1,429,273
STAG Industrial, Inc.	57,680	1,683,102
Tritax Big Box REIT PLC	438,380	820,419

		12,831,485

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Office REITs – 10.8%
Alexandria Real Estate Equities, Inc.	19,450	$2,847,675
Boston Properties, Inc.	18,050	2,361,482
Brandywine Realty Trust	53,400	806,874
CapitaLand Commercial Trust	879,000	1,236,801
City Office REIT, Inc.	47,380	558,610
Cousins Properties, Inc.	132,420	1,198,401
Daiwa Office Investment Corp.	103	713,669
Great Portland Estates PLC	76,160	692,018
Ichigo Office REIT Investment	139	130,066
Inmobiliaria Colonial Socimi SA	58,430	646,876
Japan Real Estate Investment Corp.	130	773,529
Kilroy Realty Corp.	18,380	1,354,790
Nippon Building Fund, Inc.	178	1,217,338
Orix JREIT, Inc.	405	726,818

		15,264,947

Real Estate Development – 3.0%
CIFI Holdings Group Co., Ltd.	826,000	494,620
CK Asset Holdings Ltd.	378,500	2,739,366
Instone Real Estate Group AG(a)(b)	41,600	1,022,416

		4,256,402

Real Estate Operating Companies – 11.4%
ADO Properties SA(a)	25,870	1,393,267
Azrieli Group Ltd.	14,560	869,271
CA Immobilien Anlagen AG	34,131	1,267,804
Castellum AB	35,880	680,784
Deutsche Wohnen SE	9,440	445,632
Entra ASA(a)	61,662	919,523
Fabege AB	68,580	1,028,850
Hemfosa Fastigheter AB	78,200	721,138
Swire Properties Ltd.	350,400	1,445,062
TLG Immobilien AG	58,290	1,709,365
Vonovia SE	73,526	3,852,331
Wharf Real Estate Investment Co., Ltd.	267,000	1,827,094

		16,160,121

Real Estate Services – 2.3%
Open House Co., Ltd.	16,800	688,787
Unibail-Rodamco-Westfield	16,880	2,552,361

		3,241,148

Residential REITs – 14.4%
American Campus Communities, Inc.	26,890	1,245,545
American Homes 4 Rent – Class A	74,960	1,829,773
Apartment Investment & Management Co. – Class A	38,908	1,943,454
Camden Property Trust	23,680	2,447,565

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Essex Property Trust, Inc.	10,200	$2,975,748
Independence Realty Trust, Inc.	129,760	1,424,765
Killam Apartment Real Estate Investment Trust	62,730	880,429
Mid-America Apartment Communities, Inc.	23,400	2,671,812
Nippon Accommodations Fund, Inc.	179	944,691
Northview Apartment Real Estate Investment Trust	33,970	669,548
Sun Communities, Inc.	20,343	2,568,711
UNITE Group PLC (The)	75,861	910,266

		20,512,307

Retail REITs – 11.4%
Agree Realty Corp.	17,820	1,193,049
Brixmor Property Group, Inc.	125,120	2,145,808
Hammerson PLC	163,640	559,612
Japan Retail Fund Investment Corp.	197	396,836
Link REIT	143,261	1,714,259
National Retail Properties, Inc.	35,380	1,893,891
Regency Centers Corp.	34,850	2,298,706
Retail Properties of America, Inc. – Class A	117,840	1,401,118
Simon Property Group, Inc.	20,038	3,247,959
SITE Centers Corp.	69,760	890,835
Vicinity Centres	273,300	489,877

		16,231,950

Specialized REITs – 7.0%
CubeSmart	61,220	2,064,338
Digital Realty Trust, Inc.	26,990	3,177,263
EPR Properties	14,770	1,153,537
MGM Growth Properties LLC – Class A	45,000	1,383,750
National Storage Affiliates Trust	54,700	1,629,513
Safestore Holdings PLC	63,370	508,333

		9,916,734

		134,867,372

Transportation – 1.1%
Highways & Railtracks – 1.1%
Transurban Group	160,100	1,544,277

Banks – 0.9%
Diversified Banks – 0.5%
Banco Comercial Portugues SA(b)	2,665,020	749,025

Thrifts & Mortgage Finance – 0.4%
LIC Housing Finance Ltd.	74,580	595,930

		1,344,955

Health Care Equipment & Services – 0.7%
Health Care Facilities – 0.7%
Chartwell Retirement Residences	87,110	934,518

16 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Services – 0.6%
Leisure Facilities – 0.6%
Planet Fitness, Inc.(b)		11,660	$891,640

Consumer Durables & Apparel – 0.5%
Homebuilding – 0.5%
Lennar Corp. – Class A		14,290	709,642

Materials – 0.2%
Construction Materials – 0.2%
Grupo Cementos de Chihuahua SAB de CV		64,090	346,174

Total Common Stocks (cost $119,405,851)			140,638,578

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.0%
Time Deposits – 0.7%
BBH, Grand Cayman (1.54)%, 6/03/19	CHF	2	2,488
(0.57)%, 6/03/19	EUR	17	18,980
(0.45)%, 6/03/19	SEK	138	14,498
(0.23)%, 6/03/19	JPY	2,036	18,792
0.37%, 6/03/19	GBP	559	706,095
0.37%, 6/03/19	NOK	124	14,196
0.66%, 6/03/19	AUD	41	28,165
0.75%, 6/04/19	NZD	21	13,462
0.79%, 6/03/19	CAD	73	54,025
0.86%, 6/03/19	SGD	24	17,716
Hong Kong & Shanghai Bank, Hong Kong 0.84%, 6/03/19	HKD	633	80,752

Total Time Deposits (cost $970,123)			969,169

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $374,707)	374,707	$374,707

Total Short-Term Investments (cost $1,344,830)		1,343,876

Total Investments – 100.0% (cost $120,750,681)		141,982,454
Other assets less liabilities – 0.0%		58,983

Net Assets – 100.0%		$142,041,437

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	776	USD	576	6/17/19	$2,028
Bank of America, NA	USD	589	CHF	585	9/13/19	646
Barclays Bank PLC	ILS	2,148	USD	597	6/17/19	3,551
Barclays Bank PLC	INR	27,711	USD	389	7/16/19	(6,826)
Brown Brothers Harriman & Co.	AUD	505	USD	354	6/17/19	4,006
Brown Brothers Harriman & Co.	CHF	674	USD	664	6/17/19	(10,322)
Brown Brothers Harriman & Co.	EUR	2,452	USD	2,780	6/17/19	37,487
Brown Brothers Harriman & Co.	GBP	270	USD	352	6/17/19	9,901
Brown Brothers Harriman & Co.	JPY	189,366	USD	1,709	6/17/19	(40,788)
Brown Brothers Harriman & Co.	USD	360	AUD	505	6/17/19	(9,709)
Brown Brothers Harriman & Co.	USD	593	CAD	777	6/17/19	(19,040)
Brown Brothers Harriman & Co.	USD	1,301	CHF	1,302	6/17/19	527
Brown Brothers Harriman & Co.	USD	2,052	EUR	1,805	6/17/19	(33,592)
Brown Brothers Harriman & Co.	USD	1,010	GBP	765	6/17/19	(42,981)
Brown Brothers Harriman & Co.	USD	311	SGD	422	6/17/19	(4,009)
Brown Brothers Harriman & Co.	AUD	487	USD	342	9/13/19	3,321
Brown Brothers Harriman & Co.	CAD	295	USD	219	9/13/19	693
Citibank, NA	GBP	559	USD	735	6/17/19	28,239
Citibank, NA	MXN	11,286	USD	572	6/17/19	(2,353)
Citibank, NA	USD	653	GBP	498	6/17/19	(22,708)
Citibank, NA	USD	1,738	JPY	189,366	6/17/19	11,095
Citibank, NA	MXN	11,076	USD	554	9/13/19	(1,684)
Royal Bank of Scotland PLC	USD	587	MXN	11,286	6/17/19	(12,322)
Standard Chartered Bank	CNY	2,544	USD	368	7/25/19	205
State Street Bank & Trust Co.	NOK	5,022	USD	583	6/17/19	8,883

						$(95,752)

18 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $3,335,206 or 2.3% of net assets.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 19

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $120,375,974)	$141,607,747
Affiliated issuers (cost $374,707)	374,707
Foreign currencies, at value (cost $52,575)	47,040
Unaffiliated dividends receivable	384,458
Receivable for investment securities sold	226,367
Receivable for capital stock sold	225,489
Unrealized appreciation on forward currency exchange contracts	110,582
Affiliated dividends receivable	1,057

Total assets	142,977,447

Liabilities
Payable for investment securities purchased and foreign currency transactions	367,495
Unrealized depreciation on forward currency exchange contracts	206,334
Payable for capital stock redeemed	126,820
Advisory fee payable	70,900
Administrative fee payable	29,489
Distribution fee payable	23,274
Directors’ fee payable	6,793
Transfer Agent fee payable	6,320
Accrued expenses and other liabilities	98,585

Total liabilities	936,010

Net Assets	$142,041,437

Composition of Net Assets
Capital stock, at par	$9,486
Additional paid-in capital	123,935,435
Distributable earnings	18,096,516

$142,041,437

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$60,359,780	4,008,043	$15.06	*

B	$358,734	24,168	$14.84

C	$4,255,575	285,814	$14.89

Advisor	$53,833,023	3,611,808	$14.90

R	$6,154,823	414,466	$14.85

K	$10,213,821	684,023	$14.93

I	$6,865,681	457,500	$15.01

*	The maximum offering price per share for Class A shares was $15.73, which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $131,117)	$2,604,330
Affiliated issuers	8,532
Interest	444
Securities lending income	37	$2,613,343

Expenses
Advisory fee (see Note B)	380,006
Distribution fee—Class A	75,692
Distribution fee—Class B	1,992
Distribution fee—Class C	21,368
Distribution fee—Class R	16,463
Distribution fee—Class K	12,232
Transfer agency—Class A	52,817
Transfer agency—Class B	471
Transfer agency—Class C	3,884
Transfer agency—Advisor Class	43,596
Transfer agency—Class R	8,561
Transfer agency—Class K	9,785
Transfer agency—Class I	3,450
Custodian	61,945
Registration fees	51,966
Audit and tax	39,778
Administrative	36,451
Legal	20,743
Printing	17,843
Directors’ fees	12,362
Miscellaneous	33,801

Total expenses	905,206
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(383)

Net expenses		904,823

Net investment income		1,708,520

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,422,846
Forward currency exchange contracts		19,919
Foreign currency transactions		4,176
Net change in unrealized appreciation/depreciation on:
Investments		6,278,210
Forward currency exchange contracts		(186,017)
Foreign currency denominated assets and liabilities		3,336

Net gain on investment and foreign currency transactions		7,542,470

Net Increase in Net Assets from Operations		$9,250,990

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,708,520	$2,863,714
Net realized gain on investment and foreign currency transactions	1,446,941	2,926,484
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	6,095,529	(3,800,509)

Net increase in net assets from operations	9,250,990	1,989,689
Distributions to Shareholders
Class A	(1,231,071)	(4,374,018)
Class B	(7,585)	(33,822)
Class C	(71,462)	(577,417)
Advisor Class	(1,053,017)	(3,580,932)
Class R	(138,130)	(475,525)
Class K	(194,759)	(667,613)
Class I	(137,804)	(348,299)
Capital Stock Transactions
Net increase (decrease)	2,765,868	(7,765,487)

Total increase (decrease)	9,183,030	(15,833,424)
Net Assets
Beginning of period	132,858,407	148,691,831

End of period	$142,041,437	$132,858,407

See notes to financial statements.

22 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Real Estate Investment Fund, Inc. (the “Fund”), incorporated in the state of Maryland on July 15, 1996, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid-level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

24 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$83,264,843		$51,602,529		$	– 0	–	$134,867,372
Transportation	– 0	–	1,544,277			– 0	–	1,544,277
Banks	– 0	–	1,344,955			– 0	–	1,344,955
Health Care Equipment & Services	934,518		– 0	–		– 0	–	934,518
Consumer Services	891,640		– 0	–		– 0	–	891,640
Consumer Durables & Apparel	709,642		– 0	–		– 0	–	709,642
Materials	346,174		– 0	–		– 0	–	346,174
Short-Term Investments:
Time Deposits	– 0	–	969,169			– 0	–	969,169
Investment Companies	374,707		– 0	–		– 0	–	374,707

Total Investments in Securities	86,521,524		55,460,930	†		– 0	–	141,982,454

26 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$110,582	$	– 0	–	$110,582
Liabilities
Forward Currency Exchange Contracts		– 0	–	(206,334)		– 0	–	(206,334)

Total		$86,521,524		$55,365,178	$	– 0	–	$141,886,702

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health

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insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the reimbursement for such services amounted to $36,451.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $43,331 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $574 from the sale of Class A shares and received $157, $52 and $1,479 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $363.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2019 is as follows:

Fund	Market Value 11/30/18 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)		Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$16,126	$15,751	$375		$9
Government Money Market Portfolio*		202		4,324	4,526	– 0	–	0	**

Total						$375		$9

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for for the six months ended May 31, 2019, amounted to $43,627 of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,944,367, $2,147,159, $365,556 and $157,075 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

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NOTES TO FINANCIAL STATEMENTS (continued)

vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$36,287,894		$34,045,064
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$23,593,947
Gross unrealized depreciation	(2,457,926)

Net unrealized appreciation	$21,136,021

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$110,582	Unrealized depreciation on forward currency exchange contracts	$206,334

Total		$110,582		$206,334

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciationon forward currency exchange contracts	$19,919	$(186,017)

Total		$19,919	$(186,017)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$7,821,103
Average principal amount of sale contracts	$9,139,618

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of six months ended May 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$2,674	$	– 0	–	$	– 0	–	$	– 0	–	$2,674
Barclays Bank PLC	3,551		(3,551)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	55,935		(55,935)			– 0	–		– 0	–	– 0	–
Citibank, NA.	39,334		(26,745)			– 0	–		– 0	–	12,589
Standard Chartered Bank	205		– 0	–		– 0	–		– 0	–	205
State Street Bank & Trust Co.	8,883		– 0	–		– 0	–		– 0	–	8,883

Total	$110,582		$(86,231)		$	– 0	–	$	– 0	–	$24,351	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$6,826	$(3,551)		$	– 0	–	$	– 0	–	$3,275
Brown Brothers Harriman & Co.	160,441	(55,935)			– 0	–		– 0	–	104,506
Citibank, NA.	26,745	(26,745)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC/ Natwest Markets PLC	12,322	– 0	–		– 0	–		– 0	–	12,322

Total	$206,334	$(86,231)		$	– 0	–	$	– 0	–	$120,103	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a

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NOTES TO FINANCIAL STATEMENTS (continued)

fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had no securities on loan and had received no collateral. The Fund earned net securities lending income of $37 and $232 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2019; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $20. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class A
Shares sold	278,082	627,163	$4,101,577	$8,803,243

Shares issued in reinvestment of dividends	70,490	256,906	982,786	3,702,927

Shares converted from Class B	3,079	8,198	44,852	117,503

Shares converted from Class C	10,745	18,811	157,074	273,441

Shares redeemed	(484,077)	(1,062,512)	(7,088,804)	(15,219,238)

Net decrease	(121,681)	(151,434)	$(1,802,515)	$(2,322,124)

Class B
Shares sold	1,344	2,152	$19,233	$30,436

Shares issued in reinvestment of dividends	529	2,309	7,294	32,935

Shares converted to Class A	(3,119)	(8,299)	(44,852)	(117,503)

Shares redeemed	(2,805)	(7,446)	(41,734)	(106,150)

Net decrease	(4,051)	(11,284)	$(60,059)	$(160,282)

Class C
Shares sold	11,113	42,406	$163,701	$602,424

Shares issued in reinvestment of dividends	4,078	36,632	56,398	523,311

Shares converted to Class A	(10,849)	(19,023)	(157,074)	(273,441)

Shares redeemed	(31,689)	(401,889)	(453,650)	(5,684,057)

Net decrease	(27,347)	(341,874)	$(390,625)	$(4,831,763)

Advisor Class
Shares sold	855,846	1,370,278	$12,414,769	$19,327,116

Shares issued in reinvestment of dividends	51,991	158,496	718,232	2,259,963

Shares redeemed	(561,706)	(1,701,632)	(7,904,661)	(23,740,428)

Net increase (decrease)	346,131	(172,858)	$5,228,340	$(2,153,349)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class R
Shares sold	51,404	147,588	$735,009	$2,077,130

Shares issued in reinvestment of dividends	10,031	33,379	138,129	475,523

Shares redeemed	(125,819)	(190,150)	(1,819,087)	(2,659,494)

Net decrease	(64,384)	(9,183)	$(945,949)	$(106,841)

Class K
Shares sold	86,890	137,344	$1,263,720	$1,950,154

Shares issued in reinvestment of dividends	14,092	46,704	194,758	667,610

Shares redeemed	(75,791)	(184,312)	(1,086,957)	(2,608,418)

Net increase (decrease)	25,191	(264)	$371,521	$9,346

Class I
Shares sold	55,806	194,973	$812,930	$2,778,273

Shares issued in reinvestment of dividends	9,904	24,275	137,797	348,298

Shares redeemed	(39,592)	(92,295)	(585,572)	(1,327,045)

Net increase	26,118	126,953	$365,155	$1,799,526

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 2019 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$10,057,626	$3,749,453

Total taxable distributions paid	$10,057,626	$3,749,453

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,381,419
Accumulated capital and other losses	(1,142,818	)(a)
Unrealized appreciation/(depreciation)	10,440,758	(b)

Total accumulated earnings/(deficit)	$11,679,359

(a)	As of November 30, 2018, the Fund had a net capital loss carryforward of $1,142,818. The Fund also had $1,945,856 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund had a net short-term capital loss carryforward of $1,142,818, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 14.35		$ 15.15		$ 13.61		$ 13.95		$ 14.65	$ 13.39

Income From Investment Operations

Net investment income(a)	.18	(b)	.29	(b)	.29	(b)	.29	(b)	.25	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83		(.07)		1.60		(.12)		(.30)	1.48

Net increase (decrease) in net asset value from operations	1.01		.22		1.89		.17		(.05)	1.76

Less: Dividends

Dividends from net investment income	(.30)		(1.02)		(.35)		(.51)		(.65)	(.50)

Net asset value, end of period	$ 15.06		$ 14.35		$ 15.15		$ 13.61		$ 13.95	$ 14.65

Total Return

Total investment return based on net asset value(c)*	7.20%		1.50%		14.12%		1.13%		(.36)%	13.68%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$60,360		$59,281		$64,862		$70,984		$76,020	$105,467

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.37	%(d)	1.35%		1.33%		1.29%		1.30%	1.37%

Expenses, before waivers/reimbursements	1.37	%(d)	1.36%		1.33%		1.29%		1.30%	1.37%

Net investment income	2.40	%(b)(d)	2.04	%(b)	2.02	%(b)	2.04	%(b)	1.76%	2.01%

Portfolio turnover rate	25%		75%		78%		83%		73%	90%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 14.18		$ 14.97		$ 13.46		$ 13.79		$ 14.36	$ 13.08

Income From Investment Operations

Net investment income(a)	.12	(b)	.17	(b)	.18	(b)	.19	(b)	.14	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.81		(.07)		1.57		(.13)		(.30)	1.45

Net increase (decrease) in net asset value from operations	.93		.10		1.75		.06		(.16)	1.63

Less: Dividends

Dividends from net investment income	(.27)		(.89)		(.24)		(.39)		(.41)	(.35)

Net asset value, end of period	$ 14.84		$ 14.18		$ 14.97		$ 13.46		$ 13.79	$ 14.36

Total Return

Total investment return based on net asset value(c)*	6.72%		.67%		13.20%		.36%		(1.15)%	12.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$359		$400		$591		$786		$1,132	$1,822

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	2.18	%(d)	2.16%		2.13%		2.09%		2.09%	2.13%

Expenses, before waivers/reimbursements	2.18	%(d)	2.16%		2.13%		2.09%		2.09%	2.13%

Net investment income	1.59	%(b)(d)	1.23	%(b)	1.30	%(b)	1.33	%(b)	1.00%	1.37%

Portfolio turnover rate	25%		75%		78%		83%		73%	90%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 14.19		$ 14.99		$ 13.46		$ 13.80		$ 14.41	$ 13.18

Income From Investment Operations

Net investment income(a)	.12	(b)	.18	(b)	.20	(b)	.17	(b)	.14	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82		(.07)		1.55		(.11)		(.29)	1.46

Net increase (decrease) in net asset value from operations	.94		.11		1.75		.06		(.15)	1.64

Less: Dividends

Dividends from net investment income	(.24)		(.91)		(.22)		(.40)		(.46)	(.41)

Net asset value, end of period	$ 14.89		$ 14.19		$ 14.99		$ 13.46		$ 13.80	$ 14.41

Total Return

Total investment return based on net asset value(c)*	6.78%		.73%		13.21%		.38%		(1.04)%	12.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,256		$4,445		$9,818		$21,627		$21,246	$22,426

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	2.13	%(d)	2.11%		2.08%		2.04%		2.05%	2.08%

Expenses, before waivers/reimbursements	2.13	%(d)	2.11%		2.09%		2.05%		2.05%	2.08%

Net investment income	1.64	%(b)(d)	1.28	%(b)	1.39	%(b)	1.22	%(b)	.99%	1.32%

Portfolio turnover rate	25%		75%		78%		83%		73%	90%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 14.21		$ 15.01		$ 13.49		$ 13.83		$ 14.57	$ 13.33

Income From Investment Operations

Net investment income(a)	.20	(b)	.32	(b)	.37	(b)	.32	(b)	.28	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80		(.06)		1.53		(.11)		(.29)	1.50

Net increase (decrease) in net asset value from operations	1.00		.26		1.90		.21		(.01)	1.79

Less: Dividends

Dividends from net investment income	(.31)		(1.06)		(.38)		(.55)		(.73)	(.55)

Net asset value, end of period	$ 14.90		$ 14.21		$ 15.01		$ 13.49		$ 13.83	$ 14.57

Total Return

Total investment return based on net asset value(c)*	7.24%		1.79%		14.36%		1.42%		(.07)%	14.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,833		$46,398		$51,605		$37,191		$26,202	$35,882

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.12	%(d)	1.10%		1.09%		1.03%		1.04%	1.07%

Expenses, before waivers/reimbursements	1.12	%(d)	1.11%		1.09%		1.03%		1.04%	1.07%

Net investment income	2.67	%(b)(d)	2.28	%(b)	2.56	%(b)	2.27	%(b)	1.96%	2.12%

Portfolio turnover rate	25%		75%		78%		83%		73%	90%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 14.17		$ 14.97		$ 13.45		$ 13.80		$ 14.46	$ 13.22

Income From Investment Operations

Net investment income(a)	.15	(b)	.24	(b)	.26	(b)	.24	(b)	.20	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82		(.07)		1.56		(.13)		(.29)	1.46

Net increase (decrease) in net asset value from operations	.97		.17		1.82		.11		(.09)	1.70

Less: Dividends

Dividends from net investment income	(.29)		(.97)		(.30)		(.46)		(.57)	(.46)

Net asset value, end of period	$ 14.85		$ 14.17		$ 14.97		$ 13.45		$ 13.80	$ 14.46

Total Return

Total investment return based on net asset value(c)*	6.99%		1.20%		13.79%		.76%		(.60)%	13.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,155		$6,786		$7,037		$8,654		$9,583	$10,296

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.71	%(d)	1.70%		1.61%		1.60%		1.62%	1.65%

Expenses, before waivers/reimbursements	1.71	%(d)	1.70%		1.61%		1.60%		1.62%	1.65%

Net investment income	2.08	%(b)(d)	1.68	%(b)	1.82	%(b)	1.72	%(b)	1.41%	1.74%

Portfolio turnover rate	25%		75%		78%		83%		73%	90%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 14.24		$ 15.04		$ 13.51		$ 13.85		$ 14.55	$ 13.31

Income From Investment Operations

Net investment income(a)	.17	(b)	.28	(b)	.30	(b)	.28	(b)	.25	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82		(.06)		1.57		(.11)		(.30)	1.47

Net increase (decrease) in net asset value from operations	.99		.22		1.87		.17		(.05)	1.75

Less: Dividends

Dividends from net investment income	(.30)		(1.02)		(.34)		(.51)		(.65)	(.51)

Net asset value, end of period	$ 14.93		$ 14.24		$ 15.04		$ 13.51		$ 13.85	$ 14.55

Total Return

Total investment return based on net asset value(c)*	7.10%		1.49%		14.12%		1.13%		(.33)%	13.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,214		$9,379		$9,910		$9,530		$10,471	$10,767

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.40	%(d)	1.39%		1.35%		1.30%		1.30%	1.34%

Expenses, before waivers/reimbursements	1.40	%(d)	1.39%		1.35%		1.30%		1.30%	1.34%

Net investment income	2.39	%(b)(d)	1.96	%(b)	2.12	%(b)	2.02	%(b)	1.73%	2.08%

Portfolio turnover rate	25%		75%		78%		83%		73%	90%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 14.30		$ 15.10		$ 13.57		$ 13.91		$ 14.64	$ 13.39

Income From Investment Operations

Net investment income(a)	.20	(b)	.33	(b)	.33	(b)	.33	(b)	.26	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83		(.06)		1.59		(.12)		(.26)	1.48

Net increase in net asset value from operations	1.03		.27		1.92		.21		.00 (e)	1.81

Less: Dividends

Dividends from net investment income	(.32)		(1.07)		(.39)		(.55)		(.73)	(.56)

Net asset value, end of period	$ 15.01		$ 14.30		$ 15.10		$ 13.57		$ 13.91	$ 14.64

Total Return

Total investment return based on net asset value(c)*	7.37%		1.85%		14.46%		1.47%		.04%	14.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,866		$6,170		$4,598		$4,477		$4,039	$2,485

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.05	%(d)	1.04%		.98%		.95%		.99%	1.01%

Expenses, before waivers/reimbursements	1.05	%(d)	1.04%		.98%		.95%		.99%	1.01%

Net investment income	2.73	%(b)(d)	2.31	%(b)	2.31	%(b)	2.34	%(b)	1.83%	2.38%

Portfolio turnover rate	25%		75%		78%		83%		73%	90%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Amount is less than $0.005.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the six months ended May 31, 2019 by 0.02%.

See notes to financial statements.

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RESULTS OF STOCKHOLDERS MEETING

(unaudited)

A Special Meeting of Stockholders of AB Global Real Estate Investment Fund, Inc. (the “Fund”) was held on October 11, 2018 and adjourned until December 11, 2018. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director	Voted For	Withheld Authority
Michael J. Downey	4,970,473	75,826
William H. Foulk, Jr.*	4,965,454	80,845
Nancy P. Jacklin	4,979,719	66,580
Robert M. Keith	4,970,511	75,788
Carol C. McMullen	4,976,520	69,779
Gary L. Moody	4,967,153	79,146
Marshall C. Turner, Jr.	4,966,618	79,681
Earl D. Weiner	4,960,443	85,856

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
3,395,194	67,913	90,735	1,492,457

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Eric J. Franco(2), Vice President

Ajit D. Ketkar(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Global Real Estate Investment Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

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factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made

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on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among

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other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided

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by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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NOTES

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 65

NOTES

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NOTES

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NOTES

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AB GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRE-0152-0519

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 26, 2019